                 GT GLOBAL EMERGING MARKETS FUND: ADVISOR CLASS
               GT GLOBAL LATIN AMERICA GROWTH FUND: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                 SUPPLANTING SUPPLEMENT DATED NOVEMBER 24, 1997

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THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL EMERGING MARKETS FUND ("EMERGING MARKETS FUND") AND GT GLOBAL LATIN AMERICA GROWTH FUND ("LATIN AMERICA FUND"):

Allan Conway, Hugh Hunter, Aziz Minhas, Darren Read, Christine Rowley and Mark Thorogood -- all members of Chancellor LGT Asset Management, Inc.'s (the "Manager") Global Emerging Markets Equity team -- are Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined the Manager and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management ("Hermes"), and from 1982 to 1992 was a Portfolio Manager, and eventually Head of Overseas Equities, at Provident Mutual. Mr. Hunter has been a Portfolio Manager for the Manager and LGT Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong
Kong) ("Barings"). Mr. Minhas has been a Portfolio Manager for the Manager and LGT Asset Management since December 1997. Prior thereto, he was an Investment Analyst and then a Senior Investment Analyst with Abu Dhabi Investment Authority (London) from 1990 to 1997. Mr. Read has been a Portfolio Manager for the Manager since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection and strategic asset allocation input in a number of emerging markets. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995. Ms. Rowley has been a Portfolio Manager for the Manager and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990. Mr. Thorogood joined the Manager and LGT Asset Management in May 1997 as a Portfolio Manager. Prior thereto, he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

Allan Conway and David Manuel are Portfolio Managers for the Latin America Fund. Mr. Manuel has been a Portfolio Manager for the Manager and LGT Asset Management since November 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager and, starting in 1994, Head of Latin American Equities for Abbey Life Investment Services Ltd. (London).

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LEMSX801M                                                       January 20, 1998